UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2008

KKR Financial Holdings LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33437	11-3801844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 California Street, 50th Floor San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

415-315-3620

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On February 1, 2008, KKR Financial Holdings LLC (the “Company”) issued a press release announcing that its Board of Directors had declared a distribution on the Company’s common shares in the amount of $0.50 per common share.  The distribution will be payable on February 29, 2008 to holders of record of common shares as of the close of business on February 15, 2008.

A copy of the press release announcing the cash distribution is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference solely for the purpose of this Item 8.01.

Item 9.01                                             Financial Statements and Exhibits.

Exhibit 99.1            Press Release, dated February 1, 2008, announcing the payment of a cash distribution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Financial Holdings LLC
(Registrant)
Date: February 1, 2008
	By:	/s/ JEFFREY B. VAN HORN
Jeffrey B. Van Horn
Chief Financial Officer
(Principal Financial and Accounting Officer)